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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 1999




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 321-2100
             (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits.

(c) Exhibits

        The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-38071), as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, dated as of August 11, 1997, by and
                        among the Registrant, UBS Securities  (Portfolio), LLC,
                        and Union Bank of Switzerland, London Branch (filed as
                        Exhibit 4.01 to the Registrant's Current Report on Form
                        8-K dated August 11, 1997 and filed August 13, 1997 and
                        incorporated herein by reference)

             4.01       Purchase Agreement (filed as Exhibit 1.01 to this
                        Form 8-K)

             5.01 Opinion of Shaw Pittman Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw Pittman Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Liddell & Sapp LLP regarding certain
                        Texas franchise tax matters

            23.01 Consent of Shaw Pittman Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02 Consent of Locke Liddell & Sapp LLP (included in its opinion filed as Exhibit 8.02)



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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 1999               CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ BRUCE A. PICKER
                                         ------------------------------
                                             Bruce A. Picker
                                             Vice President and Treasurer

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                                 EXHIBIT INDEX

         Exhibit No.                    Description
         -----------                    -----------
             1.01       Purchase Agreement, dated as of August 11, 1997, by and
                        among the Registrant, UBS Securities  (Portfolio), LLC,
                        and Union Bank of Switzerland, London Branch (filed as
                        Exhibit 4.01 to the Registrant's Current Report on Form
                        8-K dated August 11, 1997 and filed August 13, 1997 and
                        incorporated herein by reference)

             4.01       Purchase Agreement (filed as Exhibit 1.01 to this
                        Form 8-K)

             5.01 Opinion of Shaw Pittman Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw Pittman Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Liddell & Sapp LLP regarding certain
                        Texas franchise tax matters

            23.01 Consent of Shaw Pittman Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02 Consent of Locke Liddell & Sapp LLP (included in its opinion filed as Exhibit 8.02)
